EXHIBIT 10.12.8


             EIGHTH AMENDMENT TO FIFTH RESTATED CREDIT AGREEMENT

         This Eighth Amendment to Fifth Restated Credit Agreement ("EIGHTH AGREEMENT") is entered into as of the 1st day of November, 1998, by and among Snyder Oil Corporation ("BORROWER"), NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent ("AGENT"), and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A. ("NATIONSBANK"), Bank One, Texas, N.A. ("BANK ONE"), Wells Fargo Bank, N.A. ("WELLS FARGO"), Chase Bank of Texas, N.A., formerly known as Texas Commerce Bank National Association ("TCB," together with NationsBank, Bank One and Wells Fargo, collectively referred to herein as "ORIGINAL BANKS") and Credit Lyonnais New York Branch, as Banks ("BANKS").

                                   WITNESSETH:

         WHEREAS, the Banks, Borrower and Agent are parties to that certain Fifth Restated Credit Agreement dated as of June 30, 1994, as amended by that certain (i) letter agreement by and among Borrower and the Original Banks dated as of May 1, 1995, (ii) Second Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and the Original Banks dated as of June 30, 1995,
(iii) Third Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and the Original Banks dated as of November 1, 1995, (iv) Fourth Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and Original Banks dated as of April 4, 1996, (v) Fifth Amendment to Fifth Restated Agreement by and among Borrower, Agent and the Original Banks dated as of November 1, 1996, (vi) Sixth Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and Banks dated as of May 19, 1997, and (vii) Seventh Amendment to Fifth Restated Credit Agreement by and among Borrower, Agent and Banks dated as of October 13, 1997 (as amended, the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Banks have made certain Loans to Borrower, and Agent has issued certain Letters of Credit on behalf of Borrower; and

         WHEREAS, Borrower has requested that certain provisions of the Credit Agreement, including, without limitation, Section 10.3 and related definitions be amended in certain respects; and

         WHEREAS, Borrower has requested that Banks (i) establish a Total Borrowing Base of $150,000,000 with $90,000,000 allocated to Facility A and $60,000,000 allocated to Facility B effective November 1, 1998 and continuing until the next Determination Date, and (ii) extend the Facility B Termination Date to October 30, 1999; and

         WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and Banks hereby agree as follows:



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         SECTION 1 AMENDMENTS.  Subject to the  satisfaction  of each  condition precedent set forth in Section 4 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, the Credit Agreement shall be amended effective November 1, 1998 (the "EFFECTIVE DATE") in the manner provided in this Section 1.

         1.1 AMENDMENT TO DEFINITIONS. The definitions of "CONSOLIDATED CASH FLOW" and "LOAN PAPERS" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Consolidated Cash Flow" means, with respect to Borrower for a time period, consolidated net income of Borrower for such time period as set forth in the financial statements delivered pursuant to SECTION
         8.1 (a) exclusive of net gain or loss (after provision for Taxes) on the sale of assets, other than production sold in the ordinary course of business, during such time period, (b) exclusive of income attributable to any Subsidiary which is an Exempt Subsidiary as of the last day of such time period, except to the extent of dividends actually received by Borrower or a Restricted Subsidiary from such Exempt Subsidiary during such Period, (c) exclusive of income attributable to assets which are not owned beneficially and of record by Borrower or a Restricted Subsidiary as of the last day of such time period, (d) plus or minus, as appropriate, changes in deferred Taxes with respect to such time period, (e) plus depreciation, depletion, amortization of principal and other non-cash charges for such time period, and (f) plus exploration expenses deducted in determining consolidated net income.

                  "Loan Papers" means this Agreement, the Letter Agreement, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth
         Amendment, the Notes, the Mortgages, the Restricted Subsidiary Guarantees and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  1.2 ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

                 "Eighth Amendment" means that certain Eighth Amendment to Fifth Restated Credit Agreement dated as of November 1, 1998, by and among Borrower, Agent and the Banks.

                  1.3 RATIO OF CONSOLIDATED TOTAL DEBT AND CONSOLIDATED SENIOR DEBT TO CONSOLIDATED TANGIBLE NET WORTH OF BORROWER COVENANT. Section 10.3 of the Credit Agreement shall be amended to read in full as follows:



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                  SECTION   10.3    RATIO  OF   CONSOLIDATED   TOTAL   DEBT  AND
         CONSOLIDATED  SENIOR  DEBT  TO  CONSOLIDATED   TANGIBLE  NET  WORTH  OF
         BORROWER. Borrower will not permit its consolidated total Debt as of the end of any fiscal quarter to exceed two hundred twenty-five percent (225%) of its Consolidated Tangible Net Worth as of the end of such fiscal quarter. Borrower will not permit its Consolidated Senior Debt as of the end of any fiscal quarter to exceed one hundred twenty percent (120%) of its Consolidated Tangible Net Worth as of the end of such fiscal quarter.

         SECTION 2 DETERMINATION  OF BORROWING BASE. In accordance with SECTIONS
4.1 and 4.4 of the Credit Agreement, effective November 1, 1998 and continuing until the next Determination Date, the Total Borrowing Base shall be $150,000,000, allocated as follows: $90,000,000 to the Facility A Borrowing Base and $60,000,000 allocated to the Facility B Borrowing Base.

         SECTION 3 EXTENSION OF FACILITY B TERMINATION  DATE. In accordance with
SECTION 2.9(b) of the Credit Agreement, the Facility B Termination Date is hereby extended from April 30, 1999 to October 30, 1999.

         SECTION 4 CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Credit Agreement contained in SECTION 1 of this Eighth Amendment and the redetermination and allocation of the Total Borrowing Base and extension of the Facility B Termination Date pursuant to Sections 2 and 3 of this Eighth Amendment shall be effective only upon payment by Borrower to Agent for the ratable benefit of the Banks of an amendment and borrowing base increase fee in the amount of $75,000. If this condition has not been satisfied by the Effective Date, this Eighth Amendment and all obligations of the Banks and Agent contained herein shall, at the option of Majority Banks, terminate.

         SECTION 5 REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce the Banks and Agent to enter into this Eighth Amendment, Borrower hereby represents and warrants to Agent as follows:

                  5.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Borrower and each Restricted Subsidiary contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

                  5.2 DUE AUTHORIZATION; NO CONFLICTS. The execution, delivery and performance by Borrower of this Eighth Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in request of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower of the Subsidiaries of Borrower except Permitted Encumbrances.

                  5.3 VALIDITY AND ENFORCEABILITY. This Eighth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.



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         SECTION 6  MISCELLANEOUS.

                  6.1 NO DEFENSES. Borrower hereby represents and warrants to the Banks that there are no defenses to payment, counterclaims or rights of set-off with respect to the Obligations existing on the date hereof.

                  6.2 REAFFIRMATION OF LOAN PAPERS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

                  6.3 PARTIES IN INTEREST. All of the terms and provisions of this Eighth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  6.4 LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Eighth Amendment and all related documents.

                  6.5 COUNTERPARTS. This Eighth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Eighth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

                  6.6 COMPLETE AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  6.7 HEADINGS. The headings, captions and arrangements used in this Eighth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eighth Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                    BORROWER:

                                    SNYDER OIL CORPORATION,
                                    a Delaware corporation


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    AGENT:

                                    NATIONSBANK, N.A.,
                                    successor   by   merger  to
                                    NationsBank of Texas, N.A.


                                    By:
                                       -------------------------------------
                                         J. Scott Fowler,
                                         Vice President

                                    BANKS:

                                    NATIONSBANK, N.A.,
                                    successor   by   merger  to
                                    NationsBank of Texas, N.A.


                                    By:
                                       -------------------------------------
                                         J. Scott Fowler,
                                         Vice President

                                    CHASE BANK OF TEXAS, N.A.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    BANK ONE, TEXAS, N.A.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    WELLS FARGO BANK, N.A.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title: